8-K ITEM 9 DISCLOSURE - WEBCAST INFO

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

99	Press Release of Coca-Cola Enterprises Inc. issued January 16, 2002.

Item 9.    Regulation FD Disclosure

On January 16, 2002, the Company announced it will will webcast a conference call discussing 2001 full-year results with financial analysts and investors on Wednesday, January 23, 2002 at 9:00 a.m. (EST) at its website, www.cokecce.com.

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: January 17, 2002	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release of Coca-Cola Enterprises Inc. issued January 16, 2002.	5